UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 20, 2014

BGC Partners, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-28191, 1-35591	13-4063515
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification No.)

499 Park Avenue, New York, NY 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 610-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The information required by this Item 1.01 is set forth under Item 8.01 below and is hereby incorporated by reference in response to this Item.

Item 8.01.	Other Events.

On November 20, 2014, BGC Partners, Inc. (the “Company”) entered into a Controlled Equity OfferingSM Sales Agreement, dated November 20, 2014 (the “Sales Agreement”), with Cantor Fitzgerald & Co., pursuant to which the Company may issue and sell up to 20,000,000 shares of the Company’s Class A common stock, par value $0.01 per share (the “Class A Common Stock”), under the Company’s shelf Registration Statement on Form S-3 (Registration No. 333-200415), from time to time through Cantor Fitzgerald & Co., as the Company’s sales agent under the Sales Agreement. Under the Sales Agreement, Cantor Fitzgerald & Co. will be entitled to compensation equal to 2.0% of the gross proceeds of any of the shares of Class A Common Stock that are sold by it as the Company’s sales agent. Cantor Fitzgerald & Co. is a wholly owned subsidiary of Cantor Fitzgerald, L.P. and an affiliate of the Company. The Sales Agreement follows the Company’s prior Controlled Equity OfferingSM Sales Agreement, dated December 12, 2012 (the “December 2012 Sales Agreement”), with Cantor Fitzgerald & Co. under the Company’s shelf Registration Statement on Form S-3 (Registration No. 333-185110). Of the 20,000,000 shares of Class A Common Stock covered by the December 2012 Sales Agreement, an aggregate of 18,856,286 shares have been sold as of November 19, 2014, and 1,143,714 shares remained to be sold as of such date.

Sales of shares of Class A Common Stock, if any, pursuant to the Sales Agreement may be made in privately negotiated transactions or by any method permitted by law deemed to be an “at-the-market” equity offering as defined in Rule 415 under the Securities Act of 1933, as amended, including, without limitation, sales made directly on or through the Nasdaq Global Select Market, the existing market for the Class A Common Stock, sales on any other existing trading market for the Class A Common Stock, or sales made to or through a market maker other than on an exchange, at market prices prevailing at the time of sale or at prices related to such prevailing market prices.

The foregoing description of the Sales Agreement is qualified in its entirety by reference to the Sales Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Controlled Equity OfferingSM Sales Agreement between BGC Partners, Inc. and Cantor Fitzgerald & Co., dated November 20, 2014

5.1	Opinion of Stephen M. Merkel

23.1	Consent of Stephen M. Merkel (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BGC PARTNERS, INC.

Date: November 20, 2014	By:	/s/ Howard W. Lutnick
		Name:	Howard W. Lutnick
		Title:	Chairman and Chief Executive Officer

[Signature Page to Form 8-K of BGC Partners, Inc. dated November 20, 2014, regarding the Controlled Equity OfferingSM Sales Agreement entered into between BGC Partners, Inc. and Cantor Fitzgerald & Co., dated November 20, 2014]

Exhibit List

Exhibit No.	Description

1.1	Controlled Equity OfferingSM Sales Agreement between BGC Partners, Inc. and Cantor Fitzgerald & Co., dated November 20, 2014

5.1	Opinion of Stephen M. Merkel

23.1	Consent of Stephen M. Merkel (included in Exhibit 5.1)